UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1 OF 2 S91970 81 010 E: C S:3 E:2 1/1 M A:A V: 1 RETURN ADDRESS 123 ANY STREET ANY CITY/PROVINCE A1A 1A1 JOHN A. SAMPLE 123 ANY STREET ANYCITY PR A1A 1A1 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX COMPANY LOGO 1 OF 2 S91970 81 010 E: C S:3 E:2 1/1 M A:A V: 1 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number G-R3 SEC BC Registered Non Vote Template 1234 5678 9102 3456 Your Vote Counts! Canopy Growth Corporation 2023 Annual General and Special Meeting Vote by September 21, 2023 1:00 PM EDT You invested in Canopy Growth Corporation and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Monday, September 25, 2023. Get informed before you vote View the Notice and Proxy Statement and fiscal 2023 Annual Report online OR you can receive a free paper or email copy of voting material(s) by requesting prior to September 11, 2023. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-877-907-7643 or (3) send an email to proxy.request@broadridge.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person or Virtually at the Meeting* Monday, September 25, 2023 1:00 pm EDT Virtual

Vote at www.ProxyVote.com Control # 1234 5678 9012 3456 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SHARE CLASSES REPRESENTED FOR VOTING CANOPY GROWTH CORPORATION - COMMON 123456789.1234 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1.00000 322,224 148,294 E Voting Items Election of Directors Nominees: 1A. Election of Director: Judy A. Schmeling 1B. Election of Director: David Klein 1C. Election of Director: Garth Hankinson 1D. Election of Director: Robert L. Hanson 1E. Election of Director: David Lazzarato 1F. Election of Director: James A. Sabia 1G. Election of Director: Theresa Yanofsky 02. To appoint PKF O’Connor Davies LLP, Chartered Professional Accountants, as the auditor and independent registered public ac counting firm of Canopy Growth Corporation (the "Company") for the fiscal year ending March 31, 2024 and to authorize the Board to fix their remuneration. Vote Recommendation For For For For For For For For 03. To consider and, if deemed advisable, approve the Company's new Equity Incentive Plan, as described in more detail in the proxy statement. For 04. To consider, and, if deemed advisable, to approve, with or without amendment, the special resolution to amend the articles of the Company to consolidate the Company’s issued and outstanding common shares, as further described in the proxy statement. For You are receiving this communication to advise you that the company is using notice-and-access to deliver proxy materials to its shareholders for the above noted meeting instead of sending you paper copies of the proxy materials. If you would like to request a copy of the annual or interim financial statements and/or the respective management’s discussion and analysis, you must request a copy at www.ProxyVote.com, by calling 1-877-907-7643 or sending an email to proxy.request@broadridge.com. In addition to the options to vote on the reverse side, you can vote by mail by requesting a paper copy of the voting materials using the instructions on the reverse side, which will include a voting instruction form. The proxy statement and other relevant proxy materials are available at: https://www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2023 and under Canopy Growth Corporation’s SEDAR profile at www.sedar.com. PLEASE VIEW THE PROXY STATEMENT AND OTHER RELEVANT PROXY MATERIALS PRIOR TO VOTING. Shareholders with questions about notice-and-access can contact Broadridge by calling 1-844-916-0609. 05. To adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company's named executive officers as described in the proxy statement. For 06. To consider, and, if deemed advisable, to approve, with or without amendment, the ordinary resolution approving the issuance of shares in excess of 19.99% and 25%, as applicable, of the outstanding shares of the Company in accordance with stock exchange rules, as further described in the proxy statement. For